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                                  EXHIBIT 99.4


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The information contained herein is furnished to you solely by Greenwich Capital
Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.


The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.


Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

MSA                                                          TOTAL BALANCE
Unknown                                                      120,664,134.55
Philadelphia-Wilmington-Atlantic City-PA-NJ-DE-               98,543,729.56
Washington-Baltimore-DC-MD-VA-WV                              74,930,777.97
New York-Northern New Jersey-Long Island-NY-NJ-               65,728,804.56
Cleveland-Akron-OH                                            25,927,072.68
Cincinnati-Hamilton-OH-KY-IN                                  20,328,836.94
Los Angeles-Riverside-Orange County-CA                        15,667,425.62
Atlanta-GA                                                    13,921,938.95
Greensboro-Winston-Salem-High Point-NC                        12,341,583.61
Minneapolis-St. Paul-MN-WI                                    10,523,912.17
Charlotte-Gastonia-Rock Hill-NC-SC                            10,318,854.66
Boston-Worcester-Lawrence-MA-NH-ME-CT                          9,746,990.63
Chicago-Gary-Kenosha-IL-IN-WI                                  9,408,113.93
St. Louis-MO-IL                                                9,021,790.59
Raleigh-Durham-Chapel Hill-NC                                  8,968,177.03
Kansas City-MO-KS                                              8,787,904.76
Tampa-St. Petersburg-Clearwater-FL                             8,582,163.42
Wilmington-NC                                                  8,392,048.27
Jacksonville-FL                                                8,226,155.44
Detroit-Ann Arbor-Flint-MI                                     8,010,759.01
Orlando-FL                                                     7,060,278.34
Phoenix-Mesa-AZ                                                6,872,058.68
Sacramento-Yolo-CA                                             6,671,261.68
Pittsburgh-PA                                                  6,392,966.62
Scranton-Wilkes Barre-Hazleton-PA                              6,349,806.19
Charleston-North Charleston-SC                                 6,233,858.94
Providence-Fall River-Warwick-RI-MA                            5,716,033.32
Norfolk-Virginia Beach-Newport News-VA-NC                      5,683,267.75
Des Moines-IA                                                  5,421,826.00
Las Vegas-NV-AZ                                                5,281,774.32
West Palm Beach-Boca Raton-FL                                  5,093,668.80
Green Bay-WI                                                   4,820,495.09
New Haven-West Haven-Bridgeport-CT                             4,651,025.00
Denver-Boulder-Greeley-CO                                      4,587,792.95
Columbia-SC                                                    4,347,711.98
Indianapolis-IN                                                4,324,036.61
Appleton-Oshkosh-Neenah-WI                                     4,254,042.76
Savannah-GA                                                    3,912,822.26
Grand Rapids-Muskegon-Holland-MI                               3,772,214.96
Columbus-OH                                                    3,754,065.47
Reading-PA                                                     3,726,334.11
Youngstown-Warren-OH                                           3,576,666.04
Melbourne-Titusville-Palm Bay-FL                               3,443,762.61
Miami-Fort Lauderdale-FL                                       3,425,962.50
Lancaster-PA                                                   3,344,625.60
Rapid City-SD                                                  3,262,543.32
Hickory-Morganton-Lenoir-NC                                    3,136,861.58
Omaha-NE-IA                                                    2,736,238.48
Allentown-Bethlehem-Easton-PA                                  2,699,927.80
Albuquerque-NM                                                 2,600,884.75

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MSA                                                     TOTAL BALANCE
Madison-WI                                               2,596,404.54
Dayton-Springfield-OH                                    2,562,778.88
Hartford-CT                                              2,518,985.11
Sarasota-Bradenton-FL                                    2,490,543.09
Colorado Springs-CO                                      2,306,281.35
Asheville-NC                                             2,265,842.64
Bakersfield-CA                                           2,006,814.30
York-PA                                                  1,905,635.36
Sioux Falls-SD                                           1,901,678.74
San Francisco-Oakland-San Jose-CA                        1,874,124.01
Daytona Beach-FL                                         1,826,580.95
Richmond-Petersburg-VA                                   1,771,949.05
Fargo-Moorhead-ND-MN                                     1,687,432.28
Seattle-Tacoma-Bremerton-WA                              1,616,246.24
Knoxville-TN                                             1,590,437.64
Stockton-Lodi-CA                                         1,577,043.68
Milwaukee-Racine-WI                                      1,467,628.96
Nashville-TN                                             1,395,017.78
Greenville-Spartanburg-Anderson-SC                       1,239,392.67
Canton-Massillon-OH                                      1,174,550.18
Fort Myers-Cape Coral-FL                                 1,152,014.01
Columbia-MO                                              1,147,500.00
Portland-Salem-OR-WA                                     1,062,635.04
Dalla-Fort Worth-TX                                      1,058,279.24
Sioux City-IA-NE                                         1,025,024.85
Rocky Mount-NC                                             981,436.89
Peoria-Pekin-IL                                            980,271.99
Lakeland-Winter Haven-FL                                   951,929.58
Salt Lake City-Ogden-UT                                    899,260.80
Boise City-ID                                              880,752.96
Williamsport-PA                                            819,616.38
Tucson-AZ                                                  784,956.06
Harrisburg-Lebanon-Carlisle-PA                             784,677.03
New London-Norwich-CT-RI                                   762,000.00
Roanoke-VA                                                 688,077.94
Fort Pierce-Port St. Lucie-FL                              649,418.05
Fort Wayne-IN                                              647,339.32
Toledo-OH                                                  595,902.13
Modesto-CA                                                 580,748.22
Greenville-NC                                              568,764.00
Charlottesville-VA                                         566,773.54
Louisville-KY-IN                                           548,003.08
Waco-TX                                                    547,200.00
Ocala-FL                                                   543,680.38
Grand Forks-ND-MN                                          501,000.00
Houston-Galveston-Brazoria-TX                              500,600.00
Springfield-MA                                             496,500.00
Panama City-FL                                             488,671.23
Muncie-IN                                                  445,230.09
Bloomington-Normal-IL                                      440,681.13


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MSA                                                      TOTAL BALANCE
South Bend-IN                                              430,293.00
Lafayette-IN                                               420,000.00
Myrtle Beach-SC                                            364,232.14
Spokane-WA                                                 362,098.84
Grand Junction-CO                                          359,837.01
Bangor-ME                                                  359,815.80
Jacksonville-NC                                            348,043.54
Fresno-CA                                                  331,072.19
Dover-DE                                                   327,400.00
Portland-ME                                                311,910.57
Athens-GA                                                  278,000.00
Fayetteville-NC                                            272,383.76
Wichita-KS                                                 260,000.00
Eau Claire-WI                                              257,705.47
Eugene-Springfield-OR                                      243,735.80
Dubuque-IA                                                 227,477.94
Flagstaff-AZ-UT                                            225,010.33
Kokomo-IN                                                  214,000.00
Gainesville-FL                                             210,000.00
Lynchburg-VA                                               202,311.53
Janesville-Beloit-WI                                       197,738.15
Lawrence-KS                                                197,250.08
Erie-PA                                                    186,279.52
Lansing-East Lansing-MI                                    170,722.00
Lima-OH                                                    170,000.00
Topeka-KS                                                  169,609.01
Columbus-GA-AL                                             131,056.58
Las Cruces-NM                                              127,888.97
Wausau-WI                                                  121,000.00
Tallahassee-FL                                             112,000.00
Missoula-MT                                                109,731.82
Oklahoma City-OK                                           108,459.00
Danville-VA                                                104,500.00
Punta Gorda-FL                                             102,503.04
Goldsboro-NC                                               100,113.08
Davenport-Moline-Rock Island-IA-IL                          92,700.00
Evansville-Henderson-IN-KY                                  87,916.50
Florence-SC                                                 82,767.08
Buffalo-Niagara Falls-NY                                    74,908.80
Lincoln-NE                                                  72,577.81
Huntington-Ashland-WV-KY-OH                                 69,649.51
Cedar Rapids-IA                                             58,909.84
Kalamazoo-Battle Creek-MI                                   53,517.91
Wheeling-WV-OH                                              38,700.00
Sharon-PA                                                   30,382.51